                                                                    Exhibit 10.5

                         SECURITY AND CONTROL AGREEMENT

            HORSESHOE GAMING HOLDING CORP., a Delaware corporation (the "Pledgor"), U.S. Trust Company, National Association (formerly known as U.S. Trust Company of California, N.A.), as trustee (the "Trustee") for the registered holders from time to time (the "Holders") of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below, and as securities intermediary hereunder (the "Securities Intermediary"), hereby enter into this SECURITY AND CONTROL AGREEMENT (this "Security Agreement"), as of and on May 11, 1999.

            All references herein to the "UCC" are to the Uniform Commercial Code in effect in the State of New York. Capitalized terms not otherwise defined herein have the meaning given them in the Indenture referred to below.

                                    RECITALS

            A. The Pledgor and the Trustee have entered into that certain Indenture dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), under which the Pledgor is issuing on the date hereof $600,000,000 in aggregate principal amount of 8 5/8% Senior Subordinated Notes due 2009 (together with any notes that may from time to time be issued in substitution therefor, the "Notes").

            B. The Pledgor has agreed that, on the date hereof, $342,265,625 of the net proceeds from the Notes' sale (the "Reserved Proceeds") will be paid directly to the Securities Intermediary, to be applied in accordance with the express terms of this Security Agreement.

            C. The Securities Intermediary shall use the Reserved Proceeds to purchase U.S. Government Obligations (as defined in the Indenture), as more fully described in Section 3(f) below (the "Pledged Securities"), and shall deposit the Pledged Securities in, or credit the Pledged Securities to, an account (the "Securities Account") maintained by the Trustee with the Securities Intermediary for the benefit of the Holders of the Notes.

            D. The Trustee has opened an account with the Securities Intermediary, at the Securities Intermediary's office at 515 South Flower Street, Suite 2700,

Los Angeles, California 90071. This account bears Account No. ____________, is in the name of "U.S. Trust Company, National Association, as Indenture Trustee for Certain Outstanding Securities of Horseshoe Gaming Holding Corp.," and will serve as the Securities Account. The Securities Account is the "Secured Proceeds Account" referred to in the Indenture.

            E. It is a condition to the issuance of the Notes that the Pledgor
(i) presently grant to the Trustee for the Trustee's benefit and the ratable benefit of the Holders of the Notes a first priority lien and security interest in the Pledged Securities and related collateral to secure the Pledgor's payment and performance of its Obligations (as defined below), and (ii) execute and deliver this Security Agreement to create and perfect that first priority lien and security interest.

            NOW, THEREFORE, in view of the foregoing and in consideration of the mutual promises herein and the benefits to be received therefrom, the Pledgor, the Trustee, and the Securities Intermediary hereby adopt each of the foregoing recitals and further agree as follows:

            SECTION 1. Grant of Security Interest. The Pledgor hereby presently grants to the Trustee, for its benefit and for the ratable benefit of the Holders of the Notes, a continuing first priority lien and security interest in and to all of the Pledgor's right, title and interest in, to and under the following (wherever located), whether investment property, general intangibles, other rights, interests, claims, or otherwise (collectively, the "Pledged Collateral"): (a) the Securities Account, all "Financial Assets" (as defined in UCC ss. 8-102(a)(9)) held therein (including the Pledged Securities), and all "Security Entitlements" (as defined in UCC Section 8-102(a)(17)) with respect thereto, (b) any successor or other account into which Financial Assets held in the Securities Account may be transferred or held at any time and all Security Entitlements with respect thereto, and (c) all proceeds of any and all of the foregoing (including, without limitation, proceeds that constitute property of the types described in the foregoing clauses (a) and (b)).

            SECTION 2. Security for Obligations. This Security Agreement and the security interest granted hereby secure (i) the Pledgor's prompt and complete payment of all amounts due, whether at maturity, upon acceleration or mandatory prepayment, or otherwise, under the Notes and (ii) the Pledgor's timely and full payment and performance of all its other obligations under the Notes, the Indenture, the Registration Rights Agreement, the Horseshoe Note Pledge Agreement entered into on and as of the date hereof by the Pledgor, Horseshoe Gaming, L.L.C., a

Delaware limited liability company, and the Trustee, and this Security Agreement (collectively, the "Obligations").

            SECTION 3. Delivery of Pledged Securities; Maintenance of Securities Account.

            (a) Upon the Securities Intermediary's acquisition of Pledged Securities or any other Pledged Collateral, the Securities Intermediary shall promptly make appropriate book entries indicating that the Trustee is the sole "Entitlement Holder" (as defined in UCC ss. 8-102(a)(7)) with respect thereto. Subject to the other terms and conditions of this Security Agreement, all funds or other property held by the Trustee under this Security Agreement shall be held in the Securities Account and be subject to the Trustee's exclusive dominion and control (including, without limitation, "control" as defined in UCC ss.ss. 8-106 and 9-115(l)(e)), for the benefit of the Trustee and for the ratable benefit of the Holders of the Notes, and segregated from all other funds or other property otherwise held by the Trustee.

            (b) The Securities Intermediary shall cause all securities or other property underlying any Financial Assets credited to the Securities Account, including, without limitation, all Pledged Securities, to be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary. In no case will any Financial Asset credited to the Securities Account be registered in the name of, payable to the order of, or specially endorsed to the Pledgor, unless it has been specially endorsed to the Securities Intermediary or in blank.

            (c) The Securities Intermediary shall not disburse or dispose of any Pledged Collateral except in accordance with the terms hereof.

            (d) Concurrently with the execution and delivery of this Security Agreement, the Trustee and the Securities Intermediary are delivering to the Pledgor and to Donaldson, Lufkin & Jenrette Securities Corporation, Wasserstein Perella Securities, Inc., CIBC Inc., and Utendahl Capital Partners, LP, as the Notes' initial purchasers, a certificate, in the form of Exhibit A hereto, duly executed by an officer of each of the Trustee and the Securities Intermediary, confirming that (i) the Trustee has established and will maintain the Securities Account with the Securities Intermediary, and (ii) the Securities Intermediary has received the Reserved Proceeds, has used the

      Reserved Proceeds to acquire Pledged Securities or a Securities Entitlement thereto, and has credited the same to the Securities Account, in accordance with this Security Agreement.

            (e) Concurrently with the execution and delivery of this Security Agreement, the Pledgor shall deliver to the Trustee executed copies of proper financing statements, which shall be duly filed in the office of the Secretary of State of Nevada, covering the Pledged Collateral described in this Security Agreement.

            (f) The Pledged Securities shall consist solely of short-term U.S. Government Obligations with a maturity date not later than November 30, 1999.

            (g) This Security Agreement and the Securities Account shall be governed by the law of the State of New York.

            SECTION 4. Entitlement Orders; Subordination of Lien, Waiver of Set-Off, etc.

            (a) The Trustee shall be the sole Entitlement Holder of, and have the sole power to originate "Entitlement Orders" (as defined in UCC ss. 8-102(a)(8)) with respect to, the Pledged Collateral. The Securities Intermediary shall comply with Entitlement Orders issued by the Trustee with respect to the Pledged Collateral, without further consent of the Pledgor or any other Person.

            (b) The Securities Intermediary hereby agrees that any security interest in any of the Pledged Collateral that it has or may in the future acquire shall be subordinate to the Trustee's security interest created hereby. The Financial Assets held in the Securities Account will not be subject to deduction, setoff, banker's lien, or any other right in favor of any Person other than the Trustee (except that the Securities Intermediary may set off or deduct all amounts due to it as customary fees for the routine operation and maintenance of the Securities Account and for the customary fees owed to the Trustee).

            (c) In the event of any conflict between this Security Agreement and any other agreement, the terms of this Security Agreement shall prevail.

            (d) The Securities Intermediary hereby confirms and agrees that:

                        (i) It has not entered into any agreement (other than this Security Agreement and the Indenture) with the Pledgor with respect to the Securities Account;

                        (ii) It has not granted, and until the termination of this Security Agreement will not grant, control (including without limitation, "control" as defined in UCC ss. ss. 8-106 and 9-115(l)(e)) over or with respect to any Pledged Collateral to any Person other than the Trustee (for the benefit of Holders of the Notes). It has not entered into, and until the termination of this Security Agreement will not enter into, any agreement with any Person in which it agrees to comply with Entitlement Orders, relating to the Pledged Collateral, from any Person other than the Trustee or which purports to limit or condition its obligation under this Section 4 to comply with the Trustee's Entitlement Orders.

                        (iii) It has not entered into, and until the termination of this Security Agreement will not enter into, any agreement purporting to limit or condition its obligation to comply with the Trustee's Entitlement Orders as provided in this Section 4.

            SECTION 5. Adverse Claims. The Securities Intermediary does not know of any claim to, or interest in, any Pledged Collateral other than those of the Trustee (for the benefit of Holders of the Notes) and the Pledgor (although the Securities Intermediary has not performed any investigation with respect thereto). If any Person asserts or attempts to enforce any Lien or adverse claim (including by means of writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Pledged Collateral, the Securities Intermediary will promptly notify the Trustee and the Pledgor thereof.

            SECTION 6. Disbursement; Redemption; Release

            SECTION 6.1 Disbursement

            (a) If the Pledgor delivers to the Trustee a written request substantially in the form of Exhibit B hereto (an "Empress Merger Disbursement Request") containing the certifications described therein, together with the other material described therein, then as soon as practicable after receipt thereof the Trustee shall instruct the Securities Intermediary to -

                        (i) liquidate sufficient assets in the Securities Account so that the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) will equal the Merger Release Amount (as defined below);

                        (ii) transfer the Merger Release Amount as directed in the Empress Merger Disbursement Request, on the disbursement date set forth therein, which disbursement date must be (x) no more than five and no less than two Business Days after the Trustee's receipt of the Empress Merger Disbursement Request, and (y) no later than December 1, 1999.

            (b) If, after the consummation of the Empress Merger, the Pledgor delivers to the Trustee a written request substantially in the form of Exhibit C hereto (a "Change of Control Disbursement Request" and, with the Empress Merger Disbursement Request, each a "Disbursement Request") containing the certifications described therein, then as soon as practicable after receipt thereof the Trustee shall instruct the Securities Intermediary to -

                        (i) liquidate sufficient assets in the Securities Account so that the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) will equal the Change of Control Release Amount (as defined below);

                        (ii) transfer the Change of Control Release Amount to the indenture trustee for the Empress Notes, as directed in the Change of Control Disbursement Request, on the disbursement date set forth therein, which disbursement date must be (x) the second Business Day after the Trustee's receipt of the Change of Control Disbursement Request, and (y) no later than 35 Business Days after the disbursement date specified in the Empress Merger Disbursement Request.

            (c) As used herein -

                        (i) "Merger Release Amount" means the amount by which the value of the assets in the Securities Account exceeds $159,000,000; and

                        (ii) "Change of Control Release Amount" means the amount, as set forth in the Change of Control Disbursement Request, that the Pledgor determined in good faith will be necessary to consummate the Empress Change of Control Offer on the terms set forth in the Empress Indenture, provided that if Empress Notes with an aggregate principal amount of more than $75 million will remain outstanding after consummation of the Empress Change of Control Offer, there must remain in the Securities Account sufficient assets to fund the Change of Control Mandatory Redemption described in subsection 6.2(b) below.

            SECTION 6.2 Redemption

            (a) If the Trustee does not receive an Empress Merger Disbursement Request by November 29, 1999, or if at any time the Pledgor notifies the Trustee in writing that the Empress Merger will not occur on or before December 1, 1999 (either event, a "Triggering Event"), the Trustee shall -

                        (i) as soon as practicable instruct the Securities Intermediary (x) to liquidate sufficient assets in the Securities Account so that the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) will suffice to fund the redemption (the "Triggering Event Mandatory Redemption") described in the immediately following clause (ii), and (y) to deliver the net liquidation proceeds to the account of the Trustee; and

                        (ii) use the net liquidation proceeds received in accordance with the foregoing clause (i) to redeem $325 million aggregate principal amount of Notes, for a price equal to 101% of their principal amount, plus accrued and unpaid interest thereon through the redemption date, plus Liquidated Damages, if any, all in accordance with Section 3.8 of the Indenture. The Triggering Event Mandatory Redemption must occur no later than the earlier of (x) five

      Business Days after December 1, 1999 and (y) ten Business Days after the Triggering Event.

            (b) (1) If the Trustee does not receive a Change of Control Disbursement Request on or before the 33rd Business Day after the disbursement date specified in the Empress Merger Disbursement Request or
      (2) if the Change of Control Disbursement Request states that Empress Notes with an aggregate principal amount of more than $75 million will remain outstanding after consummation of the Empress Change of Control Offer, the Trustee shall -

                        (i) as soon as practicable instruct the Securities Intermediary (x) to liquidate sufficient assets in the Securities Account so that the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) will suffice to fund the redemption (the "Change of Control Mandatory Redemption") described in the immediately following clause (ii), and (y) to deliver the net liquidation proceeds to the account of the Trustee; and

                        (ii) use the net liquidation proceeds received in accordance with the foregoing clause (i) to redeem Notes with an aggregate principal amount equal to (A) if the condition described in clause (b)(1) above has occurred, $150 million, and (B) if the condition described in clause (b)(2) above has occurred, the aggregate principal amount of Empress Notes that will remain outstanding after consummation of the Empress Change of Control Offer, in either case for a price equal to 101% of their principal amount, plus accrued and unpaid interest thereon through the redemption date, plus Liquidated Damages, if any, all in accordance with Section 3.8 of the Indenture. The Change of Control Mandatory Redemption must occur on the earlier of (x) the fifth Business Day after the consummation of the Empress Change of Control Offer, and (y) the 40th Business Day after the disbursement date specified in the Empress Merger Disbursement Request.

            SECTION 6.3 Release of Unapplied Amounts

            (a) If (i) the Empress Merger and the Empress Change of Control Offer have both occurred and (ii) the Pledgor is not obligated under the

      Indenture to make a Change of Control Mandatory Redemption, then the Trustee shall, as promptly as possible after the disbursement date specified in the Empress Change of Control Disbursement Request, instruct the Securities Intermediary to liquidate all assets remaining in the Securities Account (if any) and to pay the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) to or as instructed by the Pledgor.

            (b) If either a Triggering Event Mandatory Redemption or a Change of Control Mandatory Redemption has occurred, then the Trustee shall, as promptly as possible after the consummation thereof, instruct the Securities Intermediary to liquidate all assets remaining in the Securities Account (if any) and to pay the net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) to or as instructed by the Pledgor.

            (c) Notwithstanding the provisions of paragraphs (a) or (b) of this
      Section 6.3, the Trustee shall instruct the Securities Intermediary not to make any payment otherwise required therein if at the time of payment an Event of Default has occurred and is continuing.

            SECTION 6.4 General Provisions

            (a) Nothing in this Security Agreement shall afford the Pledgor any right to issue Entitlement Orders with respect to any Pledged Collateral.

            (b) Nothing in this Section 6 shall limit the Trustee's rights and powers under this Security Agreement.

            (c) The Trustee may, in its discretion, retain a nationally-known accounting firm to advise it with respect to the calculation of any amount to be disbursed from or retained in the Securities Account in accordance with this Section 6 or to confirm a calculation contained in a Disbursement Request, and shall be entitled to rely conclusively upon that advice. The Trustee may cause payment of that accounting firm's reasonable fees and expenses (in an amount not to exceed $1,000 with respect to advice regarding any single calculation) from the assets in the Securities Account or, at its option, demand the payment thereof by the Pledgor. The Pledgor shall promptly pay all such reasonable fees and expenses promptly upon receipt of that demand.

            SECTION 7. Representations and Warranties. The Pledgor hereby represents and warrants that, as of the date hereof:

            (a) The Pledgor's execution and delivery of, and its performance of its obligations under, this Security Agreement will not (i) contravene any provision of applicable law or statute, the Pledgor's organizational documents, any material agreement or other material instrument binding upon the Pledgor or any of its affiliates, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor or any of its affiliates, or (ii) result in the creation or imposition of any Lien on any of the Pledgor's assets, except for the security interest granted to the Trustee herein. No consent, approval, authorization or order of, qualification with, or other action by any governmental or regulatory body or agency or any third party is required for (i) the Pledgor's execution, delivery or performance of this Security Agreement, or (ii) the Pledgor's grant of, or the perfection and maintenance of, the security interest created hereby (including its first priority nature), assuming the Securities Intermediary's compliance with its obligations hereunder. Notwithstanding the foregoing, a breach of any of the representations and warranties in this Section 7(a) will not constitute a default under this Security Agreement unless that breach causes a material adverse effect on (i) the validity or enforceability of this Security Agreement or any other material agreement executed in connection with the transactions contemplated herein or in the Indenture, or (ii) the Pledgor's ability to perform its material obligations under the Notes and the Indenture.

            (b) The Pledgor has duly and validly authorized, executed, and delivered this Security Agreement. Assuming the Trustee's and Security Intermediary's due authorization, execution and delivery of this Security Agreement and its enforceability against the Trustee and the Securities Intermediary in accordance with its terms, this Security Agreement constitutes the Pledgor's valid and binding agreement, enforceable against the Pledgor in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, preference, reorganization, moratorium, or similar laws now or hereafter in effect relating to or affecting creditors' rights or remedies generally, (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court considering the matter,
      (iii) the exculpation provisions and rights to indemnification hereunder may be limited by federal and state securities laws and public policy considerations, and (iv) applicable law may limit the enforceability of the waiver of rights and defenses in and other provisions of Sections 13(b), 16.10, and 16.15 hereof.

            (c) The Pledgor is the legal and beneficial owner of the Pledged Securities and other Pledged Collateral. The Pledgor owns the Pledged Securities and other Pledged Collateral free and clear of any Lien or claim of any person or entity (except for the security interest granted to the Trustee herein). No financing statement or other instrument similar in effect covering the Pledgor's interest in the Pledged Securities is on file in any public office, other than any financing statement filed under this Security Agreement.

            (d) Upon the Trustee's acquisition of a Security Entitlement in the Pledged Collateral in accordance herewith, and the Securities Intermediary's performance of its obligations hereunder, the security interest granted to the Trustee herein will constitute a first priority security interest in the Pledged Collateral (except, with respect to proceeds, only to the extent permitted by UCC ss. 9-306), enforceable as such against all creditors of the Pledgor and against any Person purporting to purchase any of the Pledged Collateral from the Pledgor, except insofar as enforcement may be affected by general equitable principles (whether in a proceeding in equity or at law).

            (e) There are no legal or governmental proceedings pending or, to the best of the Pledgor's knowledge, threatened to which the Pledgor or any of its affiliates is a party or relating to any property of the Pledgor or any affiliate that would materially adversely affect the Pledgor's power or ability to perform its obligations under this Security Agreement, the Notes, or the Indenture.

            (f) No law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor prohibits the grant of the security interest to the Trustee hereunder.

            (g) The Pledgor's chief executive offices are located at 4024 South Industrial Road, Las Vegas, Nevada 89103. The Pledgor will not change the location of its chief executive offices before the Termination Date (as defined below) without giving at least 30 days' prior written notice to the Trustee.

            (h) No Event of Default (as defined below) exists.

            SECTION 8. Pledgor's Covenants. In addition to its other agreements herein, the Pledgor covenants and agrees with the Trustee and the Holders of the Notes that from and after the date hereof until the Termination Date:

            (a) It will, promptly upon request by the Trustee, execute and deliver or cause to be executed and delivered, or use its commercially reasonable efforts to procure, all assignments, instruments and other documents, in form and substance reasonably satisfactory to the Trustee, and take any other action that is necessary or desirable to perfect, further evidence the perfection of, continue the perfection of, or protect the first priority of, the Trustee's security interest in the Pledged Collateral, to protect the Pledged Collateral against rights, claims, or interests asserted therein by third persons (other than any right, claim, or interest created by the Trustee on behalf of the Holders of the Notes), to enable the Trustee to enforce its rights and remedies hereunder, and to effect the purposes of this Security Agreement. The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing;

            (b) It will not (and will not purport to) (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or its beneficial interest therein, or (ii) create or permit to exist any Lien or other adverse interest in or with respect to its beneficial interest in any of the Pledged Collateral (other than the security interest granted herein);

            (c) It will not (i) enter into any agreement or understanding that, directly or indirectly, restricts or inhibits or purports to restrict or inhibit the Trustee's rights or remedies hereunder, including, without limitation, the Trustee's right to dispose of the Pledged Collateral as provided herein, or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to its beneficial interest in the Pledged Collateral later than five days before the date of any proposed sale under any judgment, writ or warrant of attachment with respect to its beneficial interest; and

            (d) It will at all times remain the sole beneficial owner of the Pledged Collateral (subject to the security interest granted to the Trustee herein).

            SECTION 9. Securities Intermediary's Representations, Warranties and Covenants. The Securities Intermediary represents and warrants that it is, as of the date hereof, and it agrees that for so long as it maintains the

Securities Account and acts as securities intermediary under this Security Agreement it shall be, a "Securities Intermediary" (as defined in the UCC and in 31 C.F.R. ss.357.2). In furtherance of the foregoing, and in addition to its other representations, warranties, and agreements herein, the Securities Intermediary hereby:

            (a) represents and warrants that it is a financial institution that, in the ordinary course of its business, maintains securities accounts for others and is acting in that capacity with respect to the Securities Account;

            (b) covenants that, as Securities Intermediary hereunder and with respect to the Securities Account, it shall not take any action inconsistent with, and represents and warrants that it is not and so long as this Security Agreement remains in effect will not become party to any agreement whose terms are materially inconsistent with, and would prevent the Trustee and the Pledgor from substantial enjoyment of the benefits contemplated by, this Security Agreement;

            (c) agrees to treat any item of property credited to the Securities Account as a Financial Asset;

            (d) agrees, so long as it serves as Securities Intermediary under this Security Agreement, to maintain the Securities Account as a securities account and maintain appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Security Agreement;

            (e) agrees, with the other parties to this Security Agreement, that its jurisdiction, for purposes of UCC ss. 8-110(e) and 31 C.F.R. 357.11(b) as it pertains to this Security Agreement, the Securities Account and all Security Entitlements relating thereto, shall be the State of New York; and

            (f) agrees that it will maintain the Securities Account, at its office at the address set forth in the Recitals hereof, segregated from all other accounts, and will not change the name on the account or its account number without the Trustee's prior written consent.

            SECTION 10. Power of Attorney. Upon the occurrence and continuation of an Event of Default, in addition to all of the powers granted to the Trustee under the Indenture, the Pledgor hereby appoints and constitutes the Trustee as the Pledgor's attorney-in-fact, with full authority in its place its name to take, from time to time in the Trustee's discretion, to take any action and to execute any instrument that the Trustee may deem necessary or advisable to accomplish the purposes of this Security Agreement. The Trustee's authority under this Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Pledged Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Pledged Collateral, transfer title to any item of Pledged Collateral, sign the Pledgor's name on all financing statements (to the extent permitted by applicable law) or any other document deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor's name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Trustee in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable. Notwithstanding anything to the contrary herein, the Trustee has no duty or obligation to exercise any of the powers in this Section 10.

            SECTION 11. No Assumption of Duties; Reasonable Care. The Trustee and the Securities Intermediary undertake to perform only those duties that are expressly and specifically set forth herein. This Security Agreement does not, and may not be interpreted to, impose any implied duties or obligations on either of them, including, without limitation, any obligation to monitor the Pledgor's performance of its obligations hereunder. The Pledgor acknowledges that the Trustee and Securities Intermediary have not participated in the selection of financial assets to be deposited in or credited to the Securities Account. Except as provided by applicable law or by the Indenture, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if the Trustee accords the Pledged Collateral treatment substantially similar to that which the Trustee accords similar property held by the Trustee for similar accounts, it being understood that the Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Pledged Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, (ii) monitoring the Pledgor's compliance with its covenants herein, or (iii) any loss on any investment (including without limitation any loss resulting from the sale of a Financial Asset held in or credited to the Securities Account before its maturity).

            SECTION 12. Indemnity.

            (a) The Pledgor hereby indemnifies, holds harmless, and agrees to defend the Trustee, the Securities Intermediary, and each of their respective directors, officers, employees, attorneys, and agents (each, an "Indemnified Person") from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs and reasonable legal fees and expenses and damages, arising from the performance by the Trustee and the Securities Intermediary of their respective obligations under this Security Agreement. The Pledgor shall, upon demand by any Indemnified Person, promptly pay or reimburse that Indemnified Person for all such expenses, costs, fees and damages. Notwithstanding the foregoing, the Pledgor (i) shall not be obligated to indemnify any Indemnified Person from any claim, action, obligation, liability or expense against or incurred by that Indemnified Person that is judicially determined (the determination having become final) to be directly attributable to the gross negligence or willful misconduct of that Indemnified Person, and
      (ii) shall, upon that final judicial determination, be entitled to recover from that Indemnified Person all amounts therefore paid hereunder, provided that before any such judicial determination becomes final, the Pledgor must promptly pay all amounts demanded by any Indemnified Person.

            (b) In addition, and without limiting the provisions of the foregoing Section 12(a), if the Trustee is required to take any action hereunder to enforce its rights with respect to the Pledged Collateral, the Trustee's rights and duties shall be as set forth in Article VII of the Indenture, and the Trustee shall be entitled to the benefit of the indemnity and compensation provisions and all other protections and exculpatory provisions therein.

            SECTION 13. Remedies Upon Event of Default. As used herein, "Event of Default" means (i) any Event of Default as that term is defined in the Indenture, and (ii) any breach by the Pledgor of its representations, warranties, covenants, or agreements herein. If any Event of Default occurs before the Termination Date and is continuing:

            (a) The Trustee (for the benefit of the Holders of the Notes) shall have, in addition to all other rights given by law, by this Security Agreement, or by the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody or under the control of the Trustee, the Trustee may, upon the direction of a majority in aggregate principal amount of the Holders of the Notes, sell or cause the same to be sold at any broker's board or at public or private sale, in one or more sales or lots, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever of, or created by or through, the Pledgor. The Trustee shall give the Pledgor such notice of the time and place of any public sale of the Pledged Collateral as is feasible and reasonable under the circumstances, except no notice of sale shall be required if the Trustee determines, in its reasonable judgment, that (i) an immediate sale is necessary because the Pledged Collateral threatens to decline speedily in value or (ii) the Pledged Collateral is or becomes of a type regularly sold on a recognized market. To the extent permitted by applicable law, the Pledgor agrees that any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Subject to the other provisions of this
      Section 13(a), notice mailed to the Pledgor as provided in Section 16.1 hereof at least 10 days before the time of the sale or disposition shall constitute reasonable notice. The Trustee or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys' fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

            (b) The Pledgor shall use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make a sale of all or portion of the Pledged Collateral under this Section 13 valid and binding and in compliance with any applicable requirements of law. The Pledgor agrees that a breach of any of its covenants in this Section 13 will cause irreparable injury to the Trustee and the Holders of the Notes, that the Trustee and the Holders of the Notes would have no adequate remedy at law in respect of that breach and, as a consequence, that each of its covenants in this Section 13 shall be specifically enforceable against the Pledgor. The Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of these covenants except for a defense that no Event of Default has occurred.

            (c) The Trustee may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, setoff and otherwise apply all or any part of the Obligations against the Securities Account or any part thereof.

            SECTION 14. Expenses. Except as provided in any fee agreement to the contrary, the Pledgor shall, promptly upon demand, pay to each of the Trustee and the Securities Intermediary any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents, that either the Trustee or the Securities Intermediary may incur in connection with (a) the review, negotiation and administration of this Security Agreement, (b) the maintenance and administration of the Securities Account and the custody, preservation, or sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Trustee and the Holders of the Notes hereunder, (d) the Pledgor's failure to perform or observe any of the provisions hereof, or (e) any claim covered by Section 12 hereof.

            SECTION 15. Security Interest Absolute. All rights of the Trustee and the Holders of the Notes and the security interest granted to the Trustee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional under all circumstances, including but not limited to:

            (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

            (b) any change in the time, manner or place of payment or performance of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

            (c) any taking, exchange, surrender, release or non-perfection of any other collateral or any taking, release, amendment, or waiver of any provision of any guaranty for all or any of the Obligations;

            (d) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its affiliates; or

            (e) to the extent permitted by applicable law, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Security Agreement.

            SECTION 16. Miscellaneous Provisions.

            SECTION 16.1 Notices. Any notice or communication given hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

            if to the Pledgor:

                  Horseshoe Gaming Holding Corp.
                  4024 South Industrial Road
                  Las Vegas, Nevada  89103
                  Attention: Chief Financial Officer
                  Telecopier: (702) 650-0081

            with a copy to:

                  Swidler Belin Shereff Friedman, LLP
                  919 Third Avenue
                  New York, NY 10022
                  Attention: Robert M. Friedman, Esq.
                  Telecopier: (212) 758-9526

            if to the Trustee:

                  U.S. Trust Company, National Association
                  515 South Flower Street
                  Suite 2700
                  Los Angeles, CA 90071
                  Attention: Lawrence Gerquest
                             Assistant Vice President
                             Corporate Trust Department
                  Telecopier: (213) 488-1370
            if to the Securities Intermediary:

                  U.S. Trust Company, National Association
                  515 South Flower Street
                  Suite 2700
                  Los Angeles, CA 90071
                  Attention: Lawrence Gerquest
                             Assistant Vice President
                             Corporate Trust Department
                  Telecopier: (213) 488-1370

            SECTION 16.2 Severability. The provisions of this Security Agreement are severable. If a court in any jurisdiction holds that a clause or provision is invalid, illegal or unenforceable, in whole or in part, then that holding shall affect the validity or enforceability of that clause or provision in that jurisdiction only, without effect in any other jurisdiction or with respect to any other clause or provision hereof.

            SECTION 16.3 Headings. The headings in this Security Agreement are included for convenience of reference only, are not to be considered a part hereof, and do not modify or restrict any of the terms or provisions hereof.

            SECTION 16.4 Counterpart Originals. This Security Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement. A photocopy or other reproduction of this Security Agreement or any financing statement covering the Pledged Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

            SECTION 16.5 Benefits of Security Agreement. Nothing in this Security Agreement, express or implied, shall give to any person, other than the parties hereto, their successors hereunder, all Indemnified Persons, and (subject to the provisions of the Indenture) the Holders of the Notes, any legal or equitable right, remedy or claim. Other than the Persons identified in the preceding sentence, there are and shall be no third-party beneficiaries of this Security Agreement. No Holder of Notes shall have any independent rights hereunder, other than those rights granted to individual Holders of the Notes under the Indenture.

            SECTION 16.6 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Pledgor from any provision of this Security Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture. Neither the Trustee nor any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. A failure to exercise, a delay in exercising, or a waiver of any right, power or privilege hereunder by the Trustee or any Holder of Notes shall not preclude any subsequent exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

            SECTION 16.7 Interpretation of Agreement. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement, even if the accepting or acquiescing party had knowledge of the nature of the performance and an opportunity to object thereto.

            SECTION 16.8 Continuing Security Interest; Termination.

            (a) This Security Agreement shall create a continuing security interest in and to the Pledged Collateral, shall be binding upon the Pledgor, its transferees, successors and assigns, shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Securities Intermediary, the Holders of the Notes and their respective successors, transferees and assigns, and shall remain in full force and effect until the Termination Date. On or as soon as practicable after the Termination Date, the Trustee shall, at the Pledgor's expense, take any reasonable action necessary to release the security interest created hereby, including the execution and delivery of any termination statements prepared and delivered to it by the Pledgor. Any redelivery of the Pledged Collateral hereunder to the Pledgor shall be without warranty by or recourse to the Trustee in its capacity as such, except as to the absence of any Liens on the Pledged Collateral created by or arising through the Trustee, and shall be at the reasonable expense of the Pledgor.

            (b) This Security Agreement will terminate on the date on which all assets in the Securities Account have been liquidated and applied in accordance with any applicable provisions of Section 6 hereof.

            (c) Notwithstanding the foregoing, the Pledgor's obligations under Sections 12 and 14 shall survive this Security Agreement's termination.

            SECTION 16.9 Survival of Representations and Covenants. All representations, warranties and covenants of the Pledgor herein shall survive execution and delivery of this Security Agreement, and shall terminate only on the Termination Date.

            SECTION 16.10 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

            SECTION 16.11 Authority of the Trustee and Securities Intermediary.

            (a) Each of the Trustee and Securities Intermediary may exercise all rights and powers granted hereunder, together with any powers reasonably incident hereto. The Trustee and the Securities Intermediary may perform any of their respective duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to rely conclusively upon the advice of counsel concerning their rights, powers and duties hereunder. The Trustee and the Securities Intermediary shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished in accordance herewith and shall be entitled to indemnification hereunder from any claims related thereto. The Trustee, the Securities Intermediary, and their respective directors, officers, employees, attorneys and agents may conclusively rely on any communication, instrument or document reasonably believed by them to be genuine and correct and to have been signed or sent by the proper person or persons.

            (b) The Pledgor acknowledges that, as between the Pledgor and the Trustee, with respect to any action or inaction by the Trustee in connection with the performance of its duties hereunder, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Notes with full and valid authority so to act or refrain from acting, and the Pledgor may not make any inquiry respecting such authority.

            (c) No provision of this Security Agreement shall require either the Trustee or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights and powers hereunder. If, notwithstanding the foregoing, the Trustee determines to advance funds, the Trustee shall be entitled to reimbursement thereof from the Pledgor within ten days of demand therefor, together with interest at the maximum rate permitted by law.

            SECTION 16.12 Removal or Resignation of the Securities Intermediary. The Securities Intermediary may resign by notice to, or be removed by notice from, the Trustee at any time, except that in either case the Securities Intermediary's duties hereunder shall not terminate until the Trustee has appointed a successor Securities Intermediary, who has accepted the appointment (by delivery of an agreement substantially in the form hereof), and until all assets held by the retiring Securities Intermediary have been transferred to the successor Securities Intermediary in accordance with the Trustee's instruction.

            SECTION 16.13 [Intentionally deleted]

            SECTION 16.14 Final Expression. This Security Agreement, together with the Indenture and any other agreement executed in connection herewith, is intended by the parties as a final expression of this Security Agreement and is intended as a complete and exclusive statement of the terms and conditions thereof, subject to any amendment duly made in accordance herewith.

            SECTION 16.15 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

            (a) THIS SECURITY AGREEMENT, THE SECURITIES ACCOUNT, AND THE SECURITIES ENTITLEMENTS RELATED THERETO SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE AND RULES 327. ANY DISPUTE ARISING FROM, RELATED TO, OR IN CONNECTION WITH ANY OF THE FOREGOING, OR THE RELATIONSHIP AMONG OR THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL LIKEWISE BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION OF ANY OTHER AGREEMENT,

      FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY'S JURISDICTION.

            (b) THE PLEDGOR AGREES THAT THE TRUSTEE MAY, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF NOTES, PROCEED AGAINST THE PLEDGOR OR THE PLEDGED COLLATERAL IN ANY COURT HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE PLEDGED COLLATERAL, AS THE CASE MAY BE, TO ENABLE THE TRUSTEE TO ASSERT A CLAIM OR EXERCISE ITS RIGHTS AND REMEDIES UNDER THIS SECURITY AGREEMENT. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIM, SETOFF, OR CROSSCLAIM AGAINST THE TRUSTEE IN ANY PROCEEDING BROUGHT BY THE TRUSTEE UNDER THIS SECURITY AGREEMENT OR THE INDENTURE OTHER THAN A COUNTERCLAIM, SETOFF, OR CROSSCLAIM THAT, IF NOT ASSERTED IN THAT PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE PLEDGOR WAIVES ANY OBJECTION BASED ON THE GROUNDS OF IMPROPER VENUE OR FORUM NON CONVENIENS TO THE TRUSTEE'S COMMENCEMENT AND PROSECUTION OF SUCH A PROCEEDING IN ANY COURT IN THE CITY OF NEW YORK.

            (c) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER OF NOTES, THE TRUSTEE, THE SECURITIES INTERMEDIARY, NOR ANY OTHER INDEMNIFIED PERSON SHALL BE LIABLE TO THE PLEDGOR FOR LOSSES ARISING FROM, RELATING TO, OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR IN THE INDENTURE, OR THE DUTIES IMPOSED HEREUNDER, UNLESS A COURT DETERMINES (SUCH DETERMINATION HAVING BECOME FINAL) THAT THE LOSSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON ON WHOM THE PLEDGOR SEEKS TO IMPOSE LIABILITY.

            (d) TO THE EXTENT PERMITTED BY LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER, ENTERED AGAINST THE PLEDGOR RELATING TO THIS SECURITY AGREEMENT OR ANY RELATED

      AGREEMENT OR DOCUMENT OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER OR PRELIMINARY OR PERMANENT INJUNCTION, THIS SECURITY AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT AGAINST THE PLEDGOR.

            SECTION 16.16 No Conflict

            The Pledgor acknowledges that U.S. Trust Company, National Association, is acting in two capacities in the transactions contemplated herein: as Trustee under the Indenture and as Securities Intermediary under this Security Agreement. The Pledgor has requested that U.S. Trust Company, National Association serve in those two capacities and anticipates that it will enjoy significant benefits from U.S. Trust Company, National Association's agreement to do so. Accordingly, the Pledgor consents to U.S. Trust Company, National Association's service in those two capacities and agrees that, if any dispute arises hereunder between the Pledgor and U.S. Trust Company, National Association, the Pledgor will not assert that U.S. Trust Company, National Association's service in those two capacities presented either an actual or a potential conflict of interest.

      IN WITNESS WHEREOF, the Pledgor, the Trustee and the Securities Intermediary have each caused this Security Agreement to be duly executed and delivered as of the date first above written.

                                        Pledgor:

                                        HORSESHOE GAMING HOLDING CORP.

                                        By: /s/ Kirk C. Saylor
                                            -----------------------------------
                                            Kirk C. Saylor
                                            Chief Financial Officer


                                        Trustee:

                                        U.S. TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Trustee

                                        By: /s/ Sandra H. Leess
                                            -----------------------------------
                                            Name:
                                            Title:


                                        U.S. TRUST COMPANY, NATIONAL
                                        ASSOCIATION, as Securities Intermediary

                                        By: /s/ Sandra H. Leess
                                            -----------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A

                                   CERTIFICATE

            On and as of May 11, 1999, and in accordance with Section 3(d) of the Security and Control Agreement, dated of even date herewith (the "Security Agreement"), by and among Horseshoe Holding Gaming Corp. (the "Pledgor"), U.S. Trust Company, National Association, as indenture trustee (the "Trustee") for the holders of the Pledgor's 8 5/8% Senior Subordinated Notes due 2009 (the "Notes"), and U.S. Trust Company, National Association, as securities intermediary (the "Securities Intermediary"), the undersigned officers of the Trustee and the Securities Intermediary, on behalf of the Trustee and the Securities Intermediary respectively, hereby make the following certifications to the Pledgor and the initial purchasers of the Notes. Capitalized terms used and not defined in this certificate have the meanings given them in the Security Agreement or in the documents referenced therein.

            1. Substantially contemporaneously with the execution and delivery of this Certificate, the Trustee has established and will maintain the Securities Account with the Securities Intermediary. The Securities Intermediary has received $342,265,625 from the net proceeds from the sale of the Notes and has used those funds to purchase the Pledged Securities (or will do so as soon as practicable). The Securities Intermediary has made or will (upon purchase of the Pledged Securities) make appropriate book entries in its records establishing that the Pledged Securities and the Trustee's Security Entitlement thereto have been credited to and are held in the Securities Account.

            2. The Trustee has established and maintained and will maintain the Securities Account, all Security Entitlements thereto, and all rights with respect to the Pledged Collateral solely in its capacity as Trustee and has not asserted and will not assert any claim to or interest in the Pledged Collateral except in that capacity.

            3. The Trustee and the Securities Intermediary have acquired their Security Entitlements to the Pledged Securities for value and without notice of any adverse claim thereto but, with the Pledgor's permission, have not performed any UCC searches with respect thereto. Without limiting the generality of the foregoing, neither the Pledged Securities nor the Security Entitlements thereto of the Securities

Intermediary and the Trustee are, to their knowledge, subject to any Lien granted by either of them in favor of any other securities intermediary or any other person.

            4. Each signatory represents and warrants that he or she is duly authorized to execute this certificate.

            IN WITNESS WHEREOF, the undersigned officers have executed this Certificate on behalf of the Trustee and the Securities Intermediary, respectively, on the date first shown above.

                                        U.S. TRUST COMPANY,
                                        NATIONAL ASSOCIATION,
                                        as Trustee

                                        By:
                                            ----------------------
                                            Name:
                                            Title:


                                        U.S. TRUST COMPANY,
                                        NATIONAL ASSOCIATION,
                                        as Securities Intermediary

                                        By:
                                            ----------------------
                                            Name:
                                            Title:

                                    EXHIBIT B

                       EMPRESS MERGER DISBURSEMENT REQUEST

                 [Letterhead of Horseshoe Gaming Holding Corp.]

[date]

U.S. Trust Company, National Association, Trustee
515 South Flower Street
Suite 2700
Los Angeles, CA 90071
Attention: Lawrence Gerquest
           Assistant Vice President
           Corporate Trust Department

Ladies and Gentlemen:

            I am the [title] of Horseshoe Gaming Holding Corp. (the "Company"). I refer you to the Security and Control Agreement, dated May 11, 1999 (the "Security Agreement"), among the Company and you in your separate capacities as Trustee under the Indenture identified in the Security Agreement's Recitals and as Securities Intermediary under the Security Agreement. Unless otherwise indicated, capitalized terms used but not otherwise defined herein have the meanings given them, as applicable, in the Security Agreement or in the documents referenced therein.

            The Company hereby requests, in accordance with Section 6.1(a) of the Security Agreement, that you cause (i) the liquidation of sufficient assets in the Securities Account to generate net proceeds equal to the Merger Release Amount, and (ii) the delivery of the Merger Release Amount to the Company on ______ __, 1999 (the "Disbursement Date," which day is (x) a Business Day not more than five nor less than two Business Days after the date hereof and (y) on or before December 1, 1999), in accordance with the wire instructions given below.

            The Company hereby certifies that its representations and warranties in the Security Agreement are true on the date hereof and will be true on the Disbursement Date, and that no Event of Default has occurred and is continuing on the date hereof.

            The Company further certifies that:

            1. The Empress Merger will occur on the Disbursement Date, on terms substantially as set forth in the Merger Agreement (as defined in the Indenture) and in the final offering memorandum, dated May 6, 1999, relating to the sale of the Notes.

            2. The Company will use all amounts delivered in accordance with this Request solely to pay a portion of the Empress Merger Consideration and Related Costs (as defined in the Indenture).

            3. As of the date hereof and on the Disbursement Date, the Company owns and will own all of the Equity Interests (as defined in the Indenture) of Horseshoe Gaming.

            4. The Company will cause the Internal Consolidation (as defined in the Indenture) to occur substantially concurrently with, and not more than one Business Day after, the Empress Merger.

            The Company makes the foregoing certifications in accordance with the Indenture and Security Agreement but acknowledges that you have no obligation to monitor our use of any funds released in connection herewith.

            Also enclosed herewith is an opinion of the Company's counsel, ad dressed to the Trustee, to the effect that the consummation of the Empress Merger and the transactions contemplated thereby will not conflict with or result in a violation or breach of, or constitute a default (with or without due notice or the passage of time or both) under, any of the terms, conditions or other provisions of the indenture governing the Empress Notes.

            The undersigned signatory represents and warrants that [he/she] is authorized to execute this Request on the Company's behalf and that to the best of [his/her] knowledge, all of the Company's certifications herein are true and correct.

                                    Very truly yours,

                                    HORSESHOE GAMING HOLDING
                                    CORP.

                                    By:
                                        --------------------
                                        Name:
                                        Title:

Wire Instructions:

[to come]

                                    EXHIBIT C

                 EMPRESS CHANGE OF CONTROL DISBURSEMENT REQUEST

                 [Letterhead of Horseshoe Gaming Holding Corp.]

[date]

U.S. Trust Company, National Association, Trustee
515 South Flower Street
Suite 2700
Los Angeles, CA 90071
Attention: Lawrence Gerquest
           Assistant Vice President
           Corporate Trust Department

Ladies and Gentlemen:

            I am the [title] of Horseshoe Gaming Holding Corp. (the "Company"). I refer you to the Security and Control Agreement, dated May 11, 1999 (the "Security Agreement"), among the Company and you in your separate capacities as Trustee under the Indenture identified in the Security Agreement's Recitals and as Securities Intermediary under the Security Agreement. Unless otherwise indicated, capitalized terms used but not otherwise defined herein have the meanings given them, as applicable, in the Security Agreement or in the documents referenced therein.

            The Company hereby certifies that after the consummation of the Empress Change of Control Offer (as defined in the Indenture), Empress Notes with a principal amount of $_________ (the "Outstanding Amount") will remain outstanding.

            The Company hereby requests, in accordance with Section 6.1(b) of the Security Agreement, that you cause (i) the liquidation of sufficient assets in the Securities Account to generate net liquidation proceeds of $______________ (the "Change of Control Release Amount"), and (ii) the delivery of that amount to the indenture trustee for the Empress Notes on ___________ __, 1999 (the "Disbursement

Date," which day is (x) a Business Day not less than two Business Days after the date hereof and (y) no later than 35 Business Days after the disbursement date specified in the Empress Merger Disbursement Request previously delivered to you), in accordance with the wire instructions given below. Notwithstanding the foregoing, if the Outstanding Amount exceeds $75 million, then the Change of Control Release Amount may not exceed the difference between the value of all assets in the Securities Account as of the date hereof and the amount necessary to fund the Change of Control Mandatory Redemption in accordance with Section 6.2(b) of the Security Agreement and Section 3.8 of the Indenture.

            The Company hereby certifies that its representations and warranties in the Security Agreement are true on the date hereof and will be true on the Disbursement Date, and that no Event of Default has occurred and is continuing on the date hereof.

            The Company further certifies that:

            1. The Empress Change of Control Offer will be consummated on the Disbursement Date.

            2. The Company will use all amounts delivered in accordance with this Request solely to fund the Empress Change of Control Offer.

            3. The Empress Merger and the Internal Consolidation (as each term is defined in the Indenture) have been consummated.

            The Company makes the foregoing certifications in accordance with the Indenture and Security Agreement but acknowledges that you have no obligation to monitor our use of any funds released in connection herewith.

            The undersigned signatory represents and warrants that [he/she] is authorized to execute this Request on the Company's behalf and that to the best of [his/her] knowledge, all of the Company's certifications herein are true and correct.

                                    Very truly yours,

                                    HORSESHOE GAMING HOLDING
                                    CORP.

                                    By:
                                        --------------------
                                        Name:
                                        Title:

Wire Instructions:

[to come]